UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 3, 2015

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive office and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2015, the Company held its annual meeting of stockholders.  At that meeting, the following matters were voted upon:

				Total Votes	Broker
	Proposal	For	Withheld	Cast	Non-Votes
1)	Election of Directors for a three
	year term expiring in 2018:
	Joseph W. Lewis	5,786,888	1,307,279	7,094,167	7,814,300
	Jane Bryant Quinn	5,764,103	1,330,064	7,094,167	7,814,300
						Broker
	Proposal	For	Against	Abstain	Total	Non-Votes
2)	Non-binding vote on a resolution to approve
	Company's executive compensation	6,106,573	506,922	480,672	7,094,167	7,814,300

	Proposal	For	Against	Abstain	Total
3)	Ratify BDO USA, LLP as the Company's
	Independent Registered Public Accountants
	for the 2015 fiscal year	14,866,882	30,707	10,878	14,908,467

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: June 8, 2015	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and CFO